Name	Ticker Symbol
ERShares Entrepreneurs ETF	ENTR
ERShares NextGen Entrepreneurs ETF	ERSX

Supplement dated November 14, 2023

to the Fund’s Prospectus and Statement of Additional Information

dated October 28, 2023.

Effective immediately, ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF will be listed on The Nasdaq Stock Market LLC. All references to NYSE Arca, Inc. are deleted in their entirety.

This Supplement, the Funds’ Prospectus, and Statement of Additional Information, dated October 28, 2023, provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-877-271-8811.

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